UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2015 (May 15, 2015)

LABSTYLE INNOVATIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-186054	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Halamish Street

Caesarea Industrial Park

38900, Israel

(Address of Principal Executive Offices)

972-4-770-4055

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 15, 2015, LabStyle Innovations Corp., (the “Company”) first made available a proxy statement and form of proxy for the 2015 Annual Meeting of Stockholders to be held on June 15, 2015. The Company does not have securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Act”) and therefore is not subject to the filing requirements related to proxy statements under Section 14 of the Act.

The information in this Item 7.01 and in the related exhibit to this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Act, or otherwise subject to the liabilities of that Section. The information under Item 7.01 and in exhibits hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Proxy Statement for the Company’s 2015 Annual Meeting of Stockholders to be held on June 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2015	LABSTYLE INNOVATIONS CORP.

	By:	/s/ Zvi Ben David
Name: Zvi Ben David Title: Chief Financial Officer, Treasurer and Secretary